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                        VANGUARD(R) MUNICIPAL BOND FUNDS
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 23, 2004


CHANGE TO VANGUARD(R) SHORT-TERM TAX-EXEMPT FUND

The board of trustees of Vanguard Short-Term Tax-Exempt Fund has approved a change to the Fund's primary investment strategies. Accordingly, the first sentence on page 5 of the prospectus under the heading "Primary Investment Strategies" is being replaced with the following sentence:

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 1 to 2 years.




(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS95 122004